UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 2004

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-13796	58-0285030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 504-9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99 PRESS RELEASE DATED OCTOBER 13, 2004

Item 8.01. Other Events.

     On October 13, 2004, Gray Television, Inc. issued a press release reporting that its Lexington, Kentucky television station, WKYT, and Host Communications, Inc., a wholly owned subsidiary of Bull Run Corporation, have been jointly awarded athletic multimedia rights by the University of Kentucky under a 10-year agreement. Certain executive officers and significant stockholders of Gray are also executive officers and significant stockholders of Bull Run. Host and Gray will share equally the costs of the rights, and will jointly administer and manage the rights over the term of the agreement. A copy of the press release is hereby attached as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit 99 — Press release dated October 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)
Dated: October 14, 2004	By:	/s/ James C. Ryan
James C. Ryan, Senior Vice President and
Chief Financial Officer